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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT
                        MARINER POST-ACUTE NETWORK, INC.
                        DIRECT AND INDIRECT SUBSIDIARIES

                                                                   State/Country
                                                                    Incorporated

AMS Green Tree, Inc. (WI)
AMS Properties, Inc. (DE)
APS Holding Company, Inc. (NV)
APS Pharmacy Management, Inc. (TX)
Acme Repackaging, Inc. (TN)
Aid and Assistance, Inc. (CT)
American--Cal Medical Services, Inc. (CA)
American Geriatric Management Services, Inc. (TX)
American Pharmaceutical Services, Inc. (DE)
American Rehability Management, Inc. (TN)
American Rehability Services, Inc. (UT)
American Senior Health Services, Inc. (DE)
Amerra Health Services, Inc. (DE)
Amerra Properties, Inc. (DE)
Beaver Properties/Newco, Inc. (NC)
Beechwood Heritage Retirement Community, Inc. (MD)
Brian Center of Asheboro, Inc. (NC)
Brian Center of Central Columbia, Inc. (SC)
Brian Center Health & Rehabilitation/Tampa, Inc. (AL)
Brian Center Health & Retirement/Alleghany, Inc. (NC)
Brian Center Health & Retirement/Bastian, Inc. (NC)
Brian Center Health & Retirement/Wallace, Inc. (NC)
Brian Center Management Corporation (NC)
Brian Center Nursing Care/Austell, Inc. (GA)
Brian Center Nursing Care/Fincastle, Inc. (NC)
Brain Center Nursing Care/Hickory, Inc. (NC)
Brian Center Nursing Care/Powder Springs, Inc. (NC)
Bride Brook Nursing & Rehabilitation Center, Inc. (CT)
Cambridge Bedford, Inc. (MI)
Cambridge East, Inc. (MI)
Cambridge North, Inc. (MI)
Cambridge South, Inc. (MI)
Clintonaire Nursing Home, Inc. (MI)
Compass Pharmacy Services of Maryland, Inc. (DE)
Compass Pharmacy Services of Texas, Inc. (DE)
Compass Pharmacy Services, Inc. (MA)
Connerwood Healthcare, Inc. (IN)
Coordinated Home Health Services, Inc. (CA)
Cornerstone Health Management Company (DE)
Crestmont Health Center, Inc. (MI)
Cypress Nursing Facility, Inc.(SC)
Devcon Holding Company (DE)
EH Acquisition Corp. (GA)
EH Acquisition Corp. II (GA)

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EH Acquisition Corp. III (GA)
Evergreen Healthcare, Inc. (GA)
Frenchtown Nursing Home, Inc. (MI)
Functional Enhancements, Inc. (DE)
GC Services, Inc. (CA)
GCI Bella Vita, Inc. (CO)
GCI-Cal Health Care Centers, Inc. (CA)
GCI-Cal Therapies Company (CA)
GCI Camellia Care Center, Inc. (CO)
GCI Colter Village, Inc. (AZ)
GCI East Valley Medical & Rehabilitation Center, Inc. (AZ)
GCI Faith Nursing Home, Inc. (SC)
GCI Health Care Centers, Inc. (DE)
GCI Indemnity, Inc. (VT)
GCI Jolley Acres, Inc. (SC)
GCI Palm Court, Inc. (CA)
GCI Prince George, Inc. (SC)
GCI Realty, Inc. (DE)
GCI Rehab, Inc. (CA)
GCI Springdale Village, Inc. (SC)
GCI Therapies, Inc. (CA)
GCI Valley Manor Health Care Center, Inc. (CO)
GCI Village Green, Inc. (SC)
GCI-Wisconsin Properties, Inc. (WI)
GW Acquisition Corp. (GA)
GranCare, Inc. (DE)
GranCare of Michigan, Inc. (MI)
GranCare of North Carolina, Inc. (NC)
GranCare of Northern California, Inc. (CA)
GranCare GPO Services, Inc. (GA)
GranCare Home Health Services, Inc. (CA)
GranCare Nursing Services And Hospice, Inc. (WI)
GranCare South Carolina, Inc. (SC)
GranCare Trading, Inc. (GA)
Gulf Coast Physical Therapy Group, Inc. (MS)
HMI Convalescent Care, Inc. (CA)
Hampton Nursing Center, Inc. (SC)
Heritage of Louisiana, Inc. (LA)
Heritage Nursing Home, Inc. (MI)
HomeCare Associates of America, Inc. (DE)
Home Health Management Associates of America, Inc. (DE)
Hospice Associates of America, Inc. (DE)
Hospice Care of Tennessee, Inc. (DE)
Hospice Management Partners, Inc. (DE)
HostMasters, Inc. (CA)
International Health Care Management, Inc. (MI)
International X-Ray, Inc. (MI)
LC Management Company (DE)
LCA Insurance Co. Ltd. (Grand Cayman Islands)
LCA Operational Holding Company (DE)
LCR, Inc. (DE)
Living Centers--East, Inc. (DE)

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Living Centers--PHCM, Inc. (NC)
Living Centers--Rocky Mountain, Inc. (NV)
Living Centers--Southeast, Inc. (NC)
Living Centers--Southeast Development Corporation (NC)
Living Centers of Texas, Inc. (DE)
Living Centers Development Company (DE)
Living Centers Holding Company (DE)
Living Centers LTCP Development Company (DE)
Long Ridge Nursing & Rehabilitation Center, Inc. (CT)
Longwood Rehabilitation Center, Inc. (MA)
MHC Rehab Corp. (DE)
MHC Transportation, Inc. (DE)
Madonna Nursing Center, Inc. (MI)
Mansfield Nursing & Rehabilitation Center, Inc. (CT)
Mariner Health at Bonifay, Inc. (DE)
Mariner Health Care, Inc. (MA)
Mariner Health Care of Baltimore, Inc. (MA)
Mariner Health Care of Fort Wayne, Inc. (DE)
Mariner Health Care of Greater Laurel, Inc. (MA)
Mariner Health Care of Lake Worth, Inc. (DE)
Mariner Health Care of Nashville, Inc. (DE)
Mariner Health Care of North Hills, Inc. (DE)
Mariner Health Care of Orange City, Inc. (DE)
Mariner Health Care of Palm City, Inc. (DE)
Mariner Health Care of Pinellas Point, Inc. (DE)
Mariner Health Care of Port Orange, Inc. (DE)
Mariner Health Care of Southern Connecticut, Inc. (CT)
Mariner Health Care of Toledo, Inc. (DE)
Mariner Health Care of West Hills, Inc. (DE)
Mariner Health Central, Inc. (DE)
Mariner Health Group, Inc. (DE)
Mariner Health Home Care, Inc. (DE)
Mariner Health of Atlantic Shores, Inc (DE).
Mariner Health of Deland, Inc. (DE)
Mariner Health of Florida, Inc. (DE)
Mariner Health of Inverness, Inc. (DE)
Mariner Health of Jacksonville, Inc. (DE)
Mariner Health of MacClenny, Inc. (DE)
Mariner Health of Maryland, Inc. (DE)
Mariner Health of Metrowest, Inc. (DE)
Mariner Health of Orlando, Inc. (DE)
Mariner Health of Palmetto, Inc. (DE)
Mariner Health of Tampa, Inc. (DE)
Mariner Health of Tuskawilla, Inc. (DE)
Mariner Health Resources, Inc. (MA)
Mariner Home Care of Florida, Inc. (DE)
Mariner Physician Services, Inc. (DE)
Mariner Practice Corporation (DE)
Mariner Supply Services, Inc. (DE)
MarinerSelect Staffing Solutions, Inc. (DE)
Med-Care Sales and Rentals, Inc. (NC)
MedRehab, Inc. (DE)

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MedRehab of Florida, Inc. (FL)
MedRehab of Illinois, Inc. (DE)
MedRehab of Indiana, Inc. (IN)
MedRehab of Louisiana, Inc. (LA)
MedRehab of Missouri, Inc. (MO)
MedRehab of Texas, Inc. (TX)
MedRehab of Wisconsin, Inc. (WI)
Med-Therapy Rehabilitation Services, Inc. (NC)
Merrimack Valley Nursing & Rehabilitation Center, Inc. (MA)
Methuen Nursing & Rehabilitation Center, Inc. (MA)
Mid-America Professional Services, Inc. (KY)
Middlebelt Nursing Home Inc. (MI)
Middlebelt-Hope Nursing Home, Inc. (MI)
Mystic Nursing & Rehabilitation Center, Inc. (MA)
Nan-Dan Corp. (FL)
National Health Strategies, Inc. (MA)
National Heritage Realty, Inc. (LA)
Nightingale East Nursing Center, Inc. (MI)
Ocean Pharmacy, Inc. (CT)
Omega/Indiana Care Corp. (DE)
PHG Ventures, Inc. (MA)
Park Terrace Nursing & Rehabilitation Center, Inc. (MA)
Pendleton Nursing & Rehabilitation Center, Inc. (CT)
Pinnacle Care Corporation (DE)
Pinnacle Care Corporation of Huntington (TN)
Pinnacle Care Corporation of Hutchinson (TN)
Pinnacle Care Corporation of Lexington (TN)
Pinnacle Care Corporation of Louisville (TN)
Pinnacle Care Corporation of Marion (TN)
Pinnacle Care Corporation of McMurray (TN)
Pinnacle Care Corporation of Morganton (TN)
Pinnacle Care Corporation of Nashville (TN)
Pinnacle Care Corporation of North Carolina (TN)
Pinnacle Care Corporation of Salina (TN)
Pinnacle Care Corporation Seneca (TN)
Pinnacle Care Corporation of Sumter (TN)
Pinnacle Care Corporation of Williams Bay (TN)
Pinnacle Care Corporation of Wilmington (TN)
Pinnacle Care Management Corp. (TN)
Pinnacle Pharmaceutical Services, Inc. (TN)
Pinnacle Rehabilitation, Inc. (MA)
Pinnacle Rehabilitation, Inc. (TN)
Pinnacle Rehabilitation of Florida, Inc. (FL)
Pinnacle Rehabilitation of Georgia, Inc. (TN)
Pinnacle Rehabilitation of Illinois, Inc. (IL)
Pinnacle Rehabilitation of Missouri, Inc. (MO)
Pinnacle Rehabilitation of Texas, Inc. (DE)
Prism Care Centers, Inc. (MA)
Prism Health Group, Inc. (MA)
Prism Home Care Company, Inc. (MA)
Prism Home Care, Inc. (MA)
Prism Home Health Services, Inc. (MA)

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Prism Hospital Ventures, Inc. (TX)
Prism Rehab Systems, Inc. (MA)
Professional Health Care Management, Inc. (MI)
Professional Rx Systems, Inc. (FL)
Professional Rehabilitation, Inc. (DE)
Professional Rehabilitation of Georgia, Inc. (GA)
Professional Rehabilitation Agency, Inc. (SC)
Progressive Care Centers of America, Inc. (DE)
Rehability Health Services, Inc. (TX)
Rehability Hospital Services, Inc. (DE)
Renaissance Mental Health Center, Inc. (WI)
St. Anthony Nursing Home, Inc. (MI)
Sassaquin Nursing & Rehabilitation Center, Inc. (MA)
StoneCreek Management Company, Inc. (MO)
Summit Hospital Holdings, Inc. (GA)
Summit Hospital of East Georgia, Inc. (GA)
Summit Hospital of Southeast Arizona, Inc. (GA)
Summit Hospital of Southeast Texas, Inc. (GA)
Summit Hospital of Southwest Louisiana, Inc. (GA)
Summit Hospital of West Georgia, Inc. (GA)
Summit Institute for Pulmonary Medicine and Rehabilitation, Inc. (GA) Summit Institute of Austin, Inc. (GA)
Summit Institute of West Monroe, Inc. (GA)
Summit Medical Holdings, Ltd. (DE)
Summit Medical Management, Inc. (GA)
Tampa Medical Associates, Inc. (FL)
TN Occupational Medicine, Inc. (TN)
TOICA, Inc. (DE)
TheraCare Home Health Agency, Inc. (TN)
Therapy Management Innovations, Inc. (NV)
Tri-State Health Care, Inc. (WV)
Windward Health Care, Inc. (MA)
WorkHealth Healthcare Management, Inc. (DE)

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